VALIC COMPANY II

Capital Appreciation Fund

Supplement to the Summary Prospectus dated January 1, 2011

At a meeting held on October 24-25, 2011, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of Bridgeway Capital Management, Inc. (“Bridgeway”) as the sub-adviser to the Capital Appreciation Fund (“Capital Appreciation”) and the appointment of The Boston Company Asset Management, LLC (“Boston Company”) as the sub-adviser to Capital Appreciation. At the meeting, the Board approved an amendment to the investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Boston Company (the “Sub-Advisory Agreement”) to specifically include Capital Appreciation, referred to as the “Fund.”

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Sub-Advisory Agreement will be on or about December 5, 2011 (the “Effective Date”). The following change will take place upon the Effective Date:

The “Investment Adviser” section of the Fund Summary is amended to delete Bridgeway as a sub-adviser of the Fund, to reflect the addition of “The Boston Company Asset Management, LLC” as the sub-adviser to the Fund and the addition of the following portfolio managers:

Name	Portfolio Manager of the Fund Since	Title
Elizabeth Slover	2011	Portfolio Manager
David Sealy	2011	Portfolio Manager
Barry Mills	2011	Portfolio Manager

Date: October 26, 2011